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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 27, 2003
                                                         ----------------

                           Strategic Diagnostics Inc.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


     Delaware                      000-68440                  56-1581761
  ---------------              ----------------           -------------------
  (State or Other              (Commission File            (I.R.S. Employer
  Jurisdiction of                   Number)               Identification No.)
  Incorporation)



              111 Pencader Drive
                  Newark, DE                            19702
     ----------------------------------------         ----------
     (Address of Principal Executive Offices)         (Zip Code)



       Registrant's telephone number, including area code: (302) 456-6789
                                                           --------------




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits.

  Exhibit Number                            Exhibit Title
  --------------                            -------------

  99                   Press release issued by Strategic Diagnostics Inc. on
                       January 27, 2003



Item 9.  Regulation FD Disclosure.

         On January 27, 2003, Strategic Diagnostics Inc. issued a press release announcing certain developments regarding its E. coli and salmonella testing products. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           STRATEGIC DIAGNOSTICS INC.


                                                 By: /s/ Stanley J. Musial
                                                     -----------------------
                                                     Stanley J. Musial
                                                     Chief Financial Officer


Dated:  January 28, 2003



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                                  EXHIBIT INDEX


  Exhibit Number                            Exhibit Title
  --------------                            -------------

  99                   Press release issued by Strategic Diagnostics Inc. on
                       January 27, 2003